SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2003

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA		30092

(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000

(Registrant’s telephone number,including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

     On November 6, 2003, Serologicals Corporation (the “Company”) posted on its website a reclassified Consolidated Statement of Income (Loss) for the fiscal quarters ended September 28, 2003; June 29, 2003; March 30, 2003; December 29, 2002; September 29, 2002; June 30, 2002 and March 31, 2002 and for the fiscal years ended December 29, 2002; December 30, 2001; December 31, 2000 and December 26, 1999 to separately report the results of discontinued operations from results of continuing operations. During the third quarter of 2003, the Therapeutic Plasma business was classified as held for sale as it met the criteria prescribed by SFAS No. 144 Impairment of Long-Lived Assets and Discontinued Operations (“SFAS No. 144”). The information posted on the website is set forth in this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K has not been audited by the Company’s auditors. The information contained in Item 9 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

SEROLOGICALS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME (LOSS)
(Unaudited and in thousands, except share and per share amounts)

	Year Ended				Quarter Ended

	12/29/2002	12/30/2001	12/31/2000	12/26/1999	9/28/2003	6/29/2003	3/30/2003	12/29/2002	9/29/2002	6/30/2002	3/31/2002

Net sales	99,289	53,564	45,345	38,643	42,010	36,562	21,983	27,678	23,726	24,984	22,901
Cost of sales	47,076	22,878	19,900	19,056	18,714	16,414	10,214	13,612	11,093	11,403	10,968

Gross profit	52,213	30,686	25,445	19,587	23,296	20,148	11,769	14,066	12,633	13,581	11,933
Selling, general and administrative expenses	33,811	18,601	15,833	12,075	12,826	11,338	6,952	8,269	7,588	8,977	8,977
Research and development	5,628	1,665	710	701	1,628	1,744	926	1,697	1,555	1,380	996
Amortization of intangibles	895	1,013	935	1,223	630	681	240	235	223	215	222
Special charges	1,909	872	259	2,276	504	2,093	181	1,909	—	—	—

Operating income	9,970	8,535	7,708	3,312	7,708	4,292	3,470	1,956	3,267	3,009	1,738
Other expenses, net	31	72	28	(150)	61	111	76	(60)	36	129	(74)
Write-off of deferred financing costs	—	—	—	—	4,112	—	380	—	—	—	—
Interest expense (income), net	(398)	(1,139)	1,233	543	1,399	1,495	59	26	34	(382)	(76)

Income from continuing operations	10,337	9,602	6,447	2,919	2,136	2,686	2,955	1,990	3,197	3,262	1,888
Provision for income taxes	3,617	3,380	2,255	1,022	742	949	1,035	697	1,119	1,141	660

Net income from continuing operations	6,720	6,222	4,192	1,897	1,394	1,737	1,920	1,293	2,078	2,121	1,228
Loss (gain) from discontinued operations	7,229	10,870	8,725	(17,359)	(7,930)	(606)	102	2,885	1,203	1,661	1,480

Net income	$13,949	$17,092	$12,917	$(15,462)	$(6,536)	$1,131	$2,022	$4,178	$3,281	$3,782	$2,708

Basic earnings (loss) per share:
Net income from continuing operations	$0.28	$0.26	$0.19	$0.08	$0.06	$0.07	$0.08	$0.05	0.09	$0.09	$0.05
Discontinued operations	0.29	0.46	0.38	(0.73)	(0.32)	(0.02)	0.00	0.12	0.05	0.07	0.06

Net income (loss)	$0.57	$0.72	$0.57	$(0.65)	$(0.26)	$0.05	$0.08	$0.17	$0.14	$0.16	$0.11

Diluted earnings (loss) per share:
Net income from continuing operations	$0.27	$0.26	$0.18	$0.07	$0.06	$0.07	$0.08	$0.05	$0.08	$0.08	$0.05
Discontinued operations	0.29	0.44	0.38	$(0.70)	(0.32)	(0.02)	0.00	0.12	0.05	$0.07	0.06

Net income (loss)	$0.56	$0.70	$0.56	$(0.63)	$(0.26)	$0.05	$0.08	$0.17	$0.13	$0.15	$0.11

Weighted average shares:
Basic	24,356,852	23,748,764	22,814,855	23,617,489	24,567,487	24,485,369	24,453,634	24,435,820	24,385,579	24,339,675	24,267,077
Diluted	24,837,205	24,438,505	23,283,393	24,638,019	25,059,584	24,847,669	24,776,054	24,790,628	24,840,035	24,921,293	24,823,061

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation

(Registrant)
Date: November 6, 2003	By:	/s/ Harold W. Ingalls

Harold W. Ingalls, Vice President/Chief Financial Officer